SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC  20549



                            FORM 8-K


                     Current Report Pursuant
                  to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of report (Date of earliest event reported)      December 2, 1999

           __________________________________________


                            XCL LTD.
     (Exact Name of Registrant as Specified in Its Charter)


                            Delaware
         (State or other Jurisdiction of Incorporation)


     1-10669                                   51-0305643
(Commission File Number)                    (I.R.S. Employer
                                          Identification Number)


                   Petroleum Tower,  Suite 400
                 3639 Ambassador Caffery Parkway
                   Lafayette, Louisiana 70503
            (Address of Principal Executive Offices)


                          318-989-0449
      (Registrant's Telephone Number, Including Area Code)




Item 5.     Other Events.

     On  December  2,  1999, the Company issued a  press  release announcing that the American Stock Exchange ("AMEX") Listing Qualifications Group has decided, subject to the Company's right to appeal to an Exchange committee, to delist the Company's Common Stock from the AMEX because the Company no longer satisfies all listing guidelines. The Company has exercised its right to appeal and requested a hearing. The Company's Common Stock will continue to trade on the AMEX, pending a final decision. Should the AMEX listing end, the Company will take the steps required to qualify its shares for trading in the over-the-counter market.



                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        XCL LTD.

     December 3, 1999                     /s/ Lisha C. Falk
_________________________         By:_______________________________
             Date                 Name:     Lisha C. Falk
                                  Title:   Corporate Secretary